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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):     November 26, 1996



                              REAL-EQUITY PARTNERS
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



   California                    2-82765                     95-3881219
----------------         ----------------------        ---------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification
incorporation)                                                 Number)



                            9090 Wilshire Boulevard
                                   Suite 210
                        Beverly Hills, California 90211
                     --------------------------------------
                     Address of Principal Executive Offices



Registrant's telephone number, including area code:         310/278-2191





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ITEM 5.  OTHER EVENTS.

                 The Registrant recently became aware through several of its Limited Partners that an entity identified as Everest Investors 3, LLC ("Everest") was apparently conducting a tender offer for Units in the Registrant pursuant to an undated "Offer to Purchase Limited Partnership Interests." Registrant has no further information about this "Offer" or Everest. Shortly after confirming that Limited Partners were receiving the "Offer," the General Partners on behalf of the Registrant, responded to the "Offer" in Registrant's Semi-Annual Report mailed to the Limited Partners on or about November 18, 1996.

                 After mentioning the "Offer," the Corporate General Partner made the following statements:

                 "The offered purchase price was $200 per $1,000 Registrant unit and represented only 32.2% of the $622 per unit Net Asset Value as of December 31, 1995, as reflected in the independent appraised value of the [Registrant's] properties. Additionally, [the Corporate General Partner] has been informed that prices in the informal market have ranged from $50 to $330 per unit over the year and these trades usually represent distress sales, the absence of liquidity, and certain transfer costs to investors. Accordingly, the Corporate General Partner does not believe that this reported offer appears to reflect the full value of the limited partnership interests.

                 "Any limited partner who sells his or her limited partnership interest pursuant to such unsolicited offers, and who acquired such interests in the original offering by the [Registrant], is expected to recognize taxable gain in an amount generally equal to the excess of the sales price of such interest over the tax basis. Any investor who acquired his interest after the original offering may have a gain or loss, depending upon the price paid for such interest. Each investor must consult with his or her tax advisor regarding the amount and character of any such gain or loss."




                                    EXHIBIT


         The following exhibit is attached to this Current Report and thereby made a part thereof:

                 1. Copy of the "Offer to Purchase Limited Partnership Interest" documents as received from Registrant's Limited Partners.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  November 26, 1996

                                       REAL-EQUITY PARTNERS,
                                       A CALIFORNIA LIMITED PARTNERSHIP

                                       BY:      NATIONAL PARTNERSHIP
                                                INVESTMENTS CORP.,
                                                A CALIFORNIA CORPORATION,
                                                ITS GENERAL PARTNER


                                                BY:     SHAWN HORWITZ
                                                        -----------------------
                                                        ITS: Chief Financial
                                                             Officer
                                                             ------------------




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                              REAL EQUITY PARTNERS


RE:     OFFER TO PURCHASE LIMITED PARTNERSHIP INTERESTS


Dear Investor:


        We are offering you an opportunity to sell your limited partnership interests (the "Units") in Real Equity Partners (the "Partnership") for cash in the amount of $200 per Unit (which amount will be reduced by any cash distributions made to you by the Partnership after September 30, 1996 and any Partnership transfer fees). Our offer provides you with an opportunity to sell your Units now, without the costly commission costs (typically 10%) usually paid by the seller in secondary market sales. OUR OFFER EXCEEDS BY OVER 26% ($42) THE AVERAGE NET PROCEEDS FROM SECONDARY MARKET SALES MOST RECENTLY REPORTED IN PARTNERSHIP SPECTRUM.

        You may no longer wish to continue with your investment in the Partnership for a number of other reasons, including:

        o You have been in this investment for over 12 years. Investors may have a more immediate or better use for the cash tied-up in this investment;

        o There are significant holding costs associated with a small investment; typically, an investor pays an accountant about $140 annually for the preparation of K-1's. If you are one of these investors, you may have paid over $1,500 for the preparation of taxes for this investment. In addition, you may have incurred the cost of filing state tax returns in the states in which the Partnership owns properties;

        o If the Units are held in an IRA account, investors should consider the annual maintenance fees charged for the account and how this fee charged for the account and how this fee compares to the level of distributions being received; and

        o Investors may have a general disenchantment with real estate investments, particularly in limited partnerships.

        Our offer is limited to only 1,470 (4.9%) of the 30,000 outstanding Units. If we were to acquire more than this amount, the administrative costs of our offer would become burdensome. WE AGAIN ENCOURAGE YOU TO ACT IMMEDIATELY IF YOU ARE INTERESTED IN ACCEPTING OUR OFFER, SINCE ONLY A LIMITED NUMBER OF UNITS WILL BE PURCHASED.

        We will accept for purchase property documented Units on a "first-received, first-buy" basis. You will be paid promptly following confirmation of a valid, properly executed Agreement of Transfer and other required transfer documents. All tenders of Units will be irrevocable and may not be rescinded or withdrawn.



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        The purchase offer of $200 per Unit has been determined solely at the discretion of Everest and does not necessarily represent the fair market value of each Unit. Limited partners who choose not to sell their Units may receive either more or less than $200 for each Unit at a future liquidation of the Partnership.

        We are a specialized real estate investment company which is not affiliated with the Partnership or the general partner. We are seeking to acquire Units for investment purposes only.

        An Agreement of Transfer is enclosed which you can use to accept our offer. Please execute this document and return it in the enclosed envelope.

             OUR OFFER WILL EXPIRE AT 5:00 PM ON NOVEMBER 4, 1996.

        Please call us at (800) 611-4613 if you have any questions.


                                Very truly yours,



                                Everest Investors 3, LLC




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                             AGREEMENT of TRANSFER
                       For Limited Partnership Interests
                                       of
                              REAL EQUITY PARTNERS


        Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers, conveys and delivers and irrevocably directs any custodian or trustee to self, assign, transfer, convey and deliver (the "Transfer") to Everest Investors 3, LLC, a California limited liability company (the "Purchaser"), all of the seller's right, title and interest in limited partnership units (the "Units") in Real Equity Partners, a California limited partnership (the "Partnership"), for $200 per Unit, net to the Seller in cash, which amount shall be reduced by any distributions made to Seller by the Partnership after September 30, 1996 (the "Record Date") and any Partnership transfer fees.

        Such Transfer shall include, without limitation, all rights in, and claims to, any Partnership profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to such Units under the Partnership's Certificate and Agreement of Limited Partnership, as amended (the "Partnership Agreement"), and all certificates evidencing the same, and Seller agrees immediately to endorse and deliver to Purchaser all distribution checks received from the Partnership after the Record Date. The Seller hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote, inspect Partnership books and records or act in such manner as any such attorney-in-fact shall, in its sole discretion, deem proper with respect to such Units, to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the General Partner of the Partnership, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, to execute and deliver lost certificate indemnities, to direct any custodian or trustee holding record title to the Units to do any of the foregoing, including the execution and delivery of a copy of this Agreement of Transfer, and upon payment by the Purchaser of the purchase price, to receive all benefits and cash distributions, endorse Partnership checks payable to Seller and otherwise exercise all rights of beneficial ownership of such Units. The Purchaser shall not be required to post bond of any nature in connection with this power of attorney.

        The Seller hereby represents and warrants to the Purchaser that the Seller owns such Units and has full power and authority to validly sell, assign, transfer, convey and deliver such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will require good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, such Units will not be subject to any adverse claim, and this assignment is made in accordance with applicable laws and regulations. If the undersigned is signing on behalf of an entity, the undersigned declares that he has authority to sign this document on behalf of the entity. The Seller further represents and warrants that the Seller is a "United States person", as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or if the Seller is not a United States person, that the Seller does not own beneficially or of record more than 5% of the outstanding Units.

        All authority herein conferred or agreed to be conferred shall survive that death or incapacity of liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This agreement is irrevocable and may not be withdrawn or rescinded.



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        Upon request, the Seller will execute and deliver, and irrevocably directs any custodian to execute and deliver, any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of such Units.

        The Seller hereby certifies, under penalties of perjury, that (1) the number shown below on this form as the Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

        The Seller hereby also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S.
income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

Date: __________, 1996



___________ALL________________________          ______________________________
[Specify Number of Units Tendered,              [Signature of Owner]
 If Less Than All]


______________________________________          ______________________________
[Your Telephone Number]                         [Signature of Co-Owner]




______________________________________
[Your Social Security or Taxpayer ID Number]
                                                    EVEREST INVESTORS 3, LLC
                                               3280 E. Foothill Blvd., Suite 320
                                                         Pasadena, CA 91107

_____________________________________
[Name of IRA Custodian, if applicable                     (800) 611-4613
                                                        FAX (818) 585-5929

                                                        REAL EQUITY PARTNERS

                                           EVEREST INVESTORS 3, LLC
                                           By:  Everest Properties, LLC, Manager



                                            By:  ___________________________
                                                 Its Authorized Representative


RITA GOLD
PAINEWEBBER INC.
1125 REXFORD DR
7
LOS ANGELES, CA 90036-1236


                                                UNITS OWNED:  6




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